Exhibit 4.18

                                Table of Contents

                                                                            Page

ARTICLE I           PURPOSES OF THE PLAN......................................1


ARTICLE II          DEFINITIONS...............................................1


ARTICLE III         EFFECTIVE DATE AND TERM...................................7


ARTICLE IV          ADMINISTRATION OF THE PLAN................................7


ARTICLE V           ELIGIBILITY...............................................8

   Section 5.1        In General..............................................8
   Section 5.2        Investment Company Act Limitation.......................8

ARTICLE VI          SHARE AWARDS..............................................9

   Section 6.1        Grant of Share Awards and Contributions to the Trust....9
   Section 6.2        Deferred Share Awards...................................10
   Section 6.3        Restricted Share Awards.................................15
   Section 6.4        Transitional Provisions.................................17

ARTICLE VII         DEFERRED LONG TERM AWARDS.................................18

   Section 7.1        Grant of Deferred Long-Term Awards and Contributions to
                        the Trust.............................................18
   Section 7.2        Deferred Long-Term Awards...............................19

ARTICLE VIII        FUNDING OF THE PLAN.......................................24

   Section 8.1        Unfunded Plan...........................................24
   Section 8.2        Trust...................................................25
   Section 8.3        Internal Funding........................................26

ARTICLE IX          ADDITIONAL SECURITIES MATTERS.............................26


ARTICLE X           MISCELLANEOUS PROVISIONS..................................26

   Section 10.1       Taxes...................................................26
   Section 10.2       No Special Employment Rights............................27
   Section 10.3       Expenses................................................27
   Section 10.4       Titles and Headings Not to Control......................27
   Section 10.5       Amendment or Termination of Plan........................27
   Section 10.6       Governing Law...........................................28
   Section 10.7       Waiver of Punitive Damages..............................28
   Section 10.8       Restrictions on Transfer................................28
   Section 10.9       Change in Control.......................................28
   Section 10.10      Consolidation or Merger of the Company..................29

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   Section 10.11      Set-off.................................................29
   Section 10.12      Special Rules Regarding Management Committee............29
   Section 10.13      Transfer of Awards......................................29


   APPENDIX A              SPECIAL RULES RELATING TO PARTICIPANTS IN JAPAN
   APPENDIX B              SPECIAL RULES RELATING TO PARTICIPANTS IN THE
                                UNITED KINGDOM
   APPENDIX C              SPECIAL RULES RELATING TO PARTICIPANTS IN CANADA
   APPENDIX D              SPECIAL RULES RELATING TO PARTICIPANTS IN GERMANY
   APPENDIX E              SPECIAL RULES RELATING TO PARTICIPANTS IN FRANCE
   APPENDIX F              SPECIAL RULES RELATING TO PARTICIPANTS IN BELGIUM
   APPENDIX G              SPECIAL RULES RELATING TO PARTICIPANTS IN HONG KONG
   APPENDIX H              SPECIAL RULES RELATING TO PARTICIPANTS IN AUSTRALIA
   APPENDIX I              SPECIAL RULES RELATING TO PARTICIPANTS IN TAIWAN


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                           AMVESCAP GLOBAL STOCK PLAN
             (Amended and Restated Effective as of December 1, 2002)

                                   ARTICLE I
                              PURPOSES OF THE PLAN

     The main purposes of the AMVESCAP Global Stock Plan are (i) to provide
                                                              -
additional incentives to Global Partners in the form of contingent awards of ordinary shares of AMVESCAP PLC (including American depositary shares representing such ordinary shares), (ii) to seek to retain senior personnel by
                                     --
making a portion of Global Partners' compensation contingent upon the satisfaction of certain vesting requirements, and (iii) to enhance a long-term
                                                   ---
mutuality of interest between Global Partners and shareholders of the Company. This Plan is intended to be an unfunded plan for the purpose of providing deferred compensation for a select group of management or highly compensated employees for the purposes of Title I of ERISA and is intended to be part of an employees' share scheme (within the meaning of section 743 of the Companies
Act).

                                   ARTICLE II
                                   DEFINITIONS

     As used in the Plan, the terms set forth below shall have the meanings indicated unless the context clearly indicates to the contrary. Where the context so admits or requires, the singular shall include the plural and the masculine shall include the feminine and vice versa.

     Account. "Account" shall mean a book account maintained by a Participant's
     -------
employer (the Company or a Subsidiary, as the case may be) reflecting the Shares, cash and other property, together with earnings and distributions thereon, credited to a Participant with respect to his Deferred Share Award(s) or Deferred Long-Term Award(s) under the Plan.

     Additional Shares. "Additional Shares" shall mean Shares purchased with
     -----------------
reinvested dividends or dividend equivalent contributions pursuant to Sections 6.2(c) or 7.2(c), as the case may be.

     Average Cost Per Share. "Average Cost Per Share," with respect to a
     ----------------------
Deferred Share Award or Deferred Long-Term Award, as the case may be, and with respect to the reinvestment of dividends or dividend equivalent contributions pursuant to Sections 6.2(c) or 7.2(c), as the case may be ("Reinvestment"),
                                                            ------------
shall mean (i) with respect to ordinary shares of the Company, the average cost
            -
per share purchased with respect to such Award or Reinvestment, as the case may be, as determined in any reasonable manner by the Management Committee and (ii)
                                                                            --
with respect to American depositary shares ("ADSs") representing ordinary shares
                                             ----
of the Company, the average cost per ADS purchased with respect to such Award or Reinvestment, as the case may be, as determined in any reasonable manner by the Management Committee.

     Award. "Award" shall mean any Share Award and any Deferred Long-Term Award,
     -----
in each case, granted pursuant to the provisions of the Plan.

     Award Date. "Award Date" shall mean, with respect to an Award, the date
     ----------
specified by the Remuneration Committee with respect to the grant of such Award.

     Beneficiary. "Beneficiary" shall mean the person or persons determined to
     -----------
be a Participant's beneficiary pursuant to Section 6.2(h) or 7.2(h), as the case may be.

     Board of Directors. "Board of Directors" shall mean the Board of Directors
     ------------------
of the Company.

     Business Day. "Business Day" shall mean a day on which The Stock Exchange
     ------------
is open for the transaction of business.

     Cause. "Cause" shall mean, when used in connection with the termination of
     -----
a Participant's employment, the termination of the Participant's employment by the Company or a Subsidiary on account of (i) the willful violation by the
                                           -
Participant of (x) any law, (y) any rule of the Company or such Subsidiary or
                -            -
(z) any rule or regulation of any regulatory body to which the Company or such
 -
Subsidiary is subject, including, without limitation, The Stock Exchange or any other exchange or contract market of which the Company or such Subsidiary is a member, which violation would materially reflect on the Participant's character, competence or integrity, (ii) a breach by a Participant of the Participant's
                          --
duty of loyalty to the Company and/or its Subsidiaries in contemplation of the Participant's termination of employment with the Company or a Subsidiary, such as the Participant's solicitation of customers or employees of the Company or any Subsidiary prior to the termination of his employment or (iii) the
                                                              ---
Participant's unauthorized removal from the premises of the Company or a Subsidiary of any records, files, memoranda, data in machine readable form, reports, fee lists, customer lists, drawings, plans, sketches, or other documents (in any medium or form) relating to the business of the Company or a Subsidiary or the customers of the Company or a Subsidiary, including, but not limited to, all intellectual property and proprietary research which the Participant uses, develops or comes in contact with in the course of or as the result of his employment with the Company or a Subsidiary, as the case may be. Any rights the Company or a Subsidiary may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company or such Subsidiary may have under any other agreement with the employee or at law or in equity. If, subsequent to a Participant's voluntary termination of employment or involuntary termination of employment without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall, at the election of the

Management Committee in its sole discretion, be deemed for the purposes of this Plan to have been terminated for Cause.

     Change in Control. "Change in Control" shall mean (x) with respect to the
     -----------------                                  -
Company, the occurrence of any of the following events:

          (i) the stockholders of the Company shall approve a definitive agreement (a) for the merger or other business combination of the Company
                -
     with or into another corporation, and with respect to the surviving public company, a majority of the directors of which were not directors of the Company immediately prior to such merger or combination and in which the stockholders of the Company immediately prior to the effective date of such merger or combination directly or indirectly own less than a majority of the voting power in such corporation, or (b) for the direct or indirect
                                               -
     sale or other disposition of all or substantially all of the assets of the Company;

          (ii) (a) the acquisition by purchase, subscription or otherwise
                -
     (including pursuant to a reconstruction or scheme of arrangement) by any person (or persons acting together, meaning persons party to an agreement to which section 204 of the Companies Act applies) of 20 percent or more of the relevant share capital of the Company (or any successor company to which all or the majority of the assets of the Company are transferred pursuant to any such reconstruction or scheme of arrangement); (b) the -
                                                                     -
     giving of notice of any general meeting of the Company at which a resolution will be proposed for the winding-up of the Company; (c) if under
                                                                     -
     section 425 of the Companies Act, the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies; or (d) any scheme of arrangement involving the
                               -
     reconstruction of the Company or the amalgamation of the Company with any other entity that is approved by the holders of Shares;

          (iii) any person obtains Control of the Company as a result of making an offer to acquire Shares which is either unconditional or is made on a condition such that, if it is satisfied, the person making the offer will have Control of the Company; or

          (iv) a change in the composition of the Board of Directors such that individuals who, as of December 1, 2002, constituted the Board of Directors (generally the "Directors" and as of December 1, 2002, the "Continuing
                     ---------                                   ----------
     Directors") cease for any reason to constitute at least a majority thereof,
     ---------
     provided that any person becoming a Director subsequent to December 1, 2002 whose nomination for election was approved by a vote of at least a majority of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors) shall be deemed to be a Continuing Director; and

(y) with respect to a Subsidiary, the consummation of the sale of the capital
 -
stock or all or substantially all of the assets of such Subsidiary to, or the merger or other business combination of such Subsidiary with or into, a third party that is not affiliated with the Company or any Subsidiary.

For the purpose of clause (x)(iii) above, (A) a person shall be deemed to have
                                           -
obtained "Control of the Company" if he and others acting in concert with him
          ----------------------
have together obtained Control of it and (B) "Control" shall mean, in relation
                                          -   -------
to the Company, the power of a person to secure that the affairs of the Company are conducted in accordance with the wishes of that person by means of the holding of shares or the possession of voting power in or in relation to the Company or by virtue of any powers conferred by the articles of association of the Company.

     Code. "Code" shall mean the United States of America Internal Revenue Code
     ----
of 1986, as amended from time to time.

     Companies Act. "Companies Act" shall mean the Companies Act 1985 of Great
     -------------
Britain, as amended from time to time.

     Company. "Company" shall mean AMVESCAP PLC and any successor corporation
     -------
which continues the Plan pursuant to Section 10.10.

     Deferred Long-Term Award. "Deferred Long-Term Award" shall mean, with
     ------------------------
respect to each Global Partner, the right to receive Shares, cash or other property (or a combination of the foregoing) equal to the amount initially awarded to such Global Partner under the Plan by the Remuneration Committee pursuant to Section 7.1 and as adjusted for earnings, distributions and gains and losses on such Shares, cash and/or other property.

     Deferred Share Award. "Deferred Share Award" shall mean with respect to
     --------------------
each Global Partner, the right to receive Shares, cash or other property (or a combination of the foregoing) equal to the amount initially awarded to such Global Partner under the Plan by the Remuneration Committee pursuant to Section
6.1 and as adjusted for earnings, distributions and gains and losses on such Shares, cash and/or other property.

     Demotion. "Demotion" shall mean, in relation to a Participant, his ceasing
     --------
to be a Global Partner other than by reason of the termination of his employment with the Company or a Subsidiary.

     Disability. "Disability" shall mean any physical or mental condition that
     ----------
would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company or a Subsidiary and applicable to the Participant.

     ERISA. "ERISA" shall mean the United States of America Employee Retirement
     -----
Income Security Act of 1974, as amended from time to time.

     Exchange Act. "Exchange Act" shall mean the United States of America
     ------------
Securities Exchange Act of 1934, as amended from time to time.

     Global Partner. "Global Partner" shall mean an employee of the Company or a
     --------------
Subsidiary who (i) has been designated as such by the Company and (ii) has
                -                                                  --
executed a Global Partner Employment Agreement.

     Management Committee. "Management Committee" shall mean the management
     --------------------
committee, or any successor committee, comprised of a majority of United States persons within the meaning of section 7701(a)(30) of the Code and appointed by the Board of Directors of AVZ, Inc. from time to time to administer the Plan in accordance with the terms hereof and direct the Trustee and serving at the pleasure of the Board of Directors of AVZ, Inc. To the extent that (i) Section
                                                                    -
16 of the Exchange Act is applicable to any equity securities of the Company and
(ii) Rule 16b-3, as promulgated under the Exchange Act, or any successor rule is
 --
applicable to the composition of the Management Committee, the composition of the Management Committee shall comply with the terms of Rule 16b-3 or such successor rule.

     Participant. "Participant" shall mean any Global Partner or former Global
     -----------
Partner with respect to whom an Award, which has not previously been forfeited, is outstanding.

     Permissive Retirement. "Permissive Retirement" shall mean a Participant's
     ---------------------
termination of employment with the Company and the Subsidiaries as a Global Partner, other than by reason of death or Disability, on or after the earlier to occur of the following dates:

          (i) the attainment of age 58; or
           -

          (ii) retirement with the approval of the Management Committee.
           --

     Plan. "Plan" shall mean the AMVESCAP Global Stock Plan, as constituted by
     ----
these rules and as amended from time to time.

     Remuneration Committee. "Remuneration Committee" shall mean the duly
     ----------------------
appointed Remuneration Committee, or any successor thereto, of the Board of Directors; provided that, in the event that the Remuneration Committee is comprised of less than a majority of United States persons within the meaning of
Section 7701(a)(30) of the Code,
all powers of the Remuneration Committee described herein shall be exercised by a majority of those members of the Remuneration Committee who are United States persons within the meaning of Section 7701(a)(30) of the Code.

     Restricted Share Award. "Restricted Share Award" shall mean, with
     ----------------------
respect to each Global Partner, Shares awarded to such Global Partner under the Plan by the Remuneration Committee pursuant to Section 6.1 that are subject to the restrictions contained in Section 6.3, so long as such restrictions are in effect.

     Securities Act. "Securities Act" shall mean the United States of America
     --------------
Securities Act of 1933, as amended from time to time.

     Share Award. "Share Award" shall mean any Deferred Share Award and any
     -----------
Restricted Share Award, in each case, granted pursuant to the Plan.

     Shares. "Shares" shall mean the ordinary shares of the Company, or any
     ------
other shares and/or other property into which the ordinary shares of the Company are converted pursuant to a stock split, reverse split, subdivision, reconstruction, amalgamation, scheme of arrangement, recapitalization, reorganization, merger, combination, consolidation, split-up or other similar corporate event and shall include American depositary shares representing such ordinary shares.

     Subsidiary. "Subsidiary" shall mean a corporation with respect to which the
     ----------
Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors.

     The Stock Exchange. "The Stock Exchange" shall mean The International Stock
     ------------------
Exchange of the United Kingdom and Republic of Ireland Limited.

     Trust. "Trust" shall mean the grantor trust of the Company from time to
     -----
time to which contributions are made in respect of the Plan and, in the case of any Subsidiary, the term "Trust" shall be limited to such Subsidiary's Sub-Trust as described in Section 1.3 of the Trust Agreement. The Company and the Subsidiaries intend that, in the event of the insolvency or bankruptcy of the Company or any Subsidiary, only the assets of the Trust which are attributable to the aggregate Accounts of the Company's or such Subsidiary's Participants be available to pay the claims of the Company's or such Subsidiary's creditors.

     Trust Agreement. "Trust Agreement" shall mean the trust agreement between
     ---------------
the Company and the Trustee as amended from time to time with respect to the Trust.

     Trustee. "Trustee" shall mean the entity from time to time serving as
     -------
trustee under the Trust Agreement.

                                  ARTICLE III
                             EFFECTIVE DATE AND TERM

     The Plan was originally adopted effective as of December 17, 1993, was amended and restated effective as of January 1, 1997, which was amended by (i)
                                                                            -
the First Amendment to the Plan effective as of December 1, 1998, (ii) the
                                                                   --
Second Amendment to the Plan effective as of January 1, 2001 and (iii) the Third
                                                                  ---
Amendment to the Plan effective as of February 1, 2002, and has been amended and restated as set forth herein effective as of December 1, 2002 unless otherwise indicated. The Plan shall continue in effect, as amended from time to time, in accordance with its terms until terminated by the Remuneration Committee or the Board of Directors. The Plan is a plan of the Company and a plan of each Subsidiary that is the employer of a Global Partner.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     (a) In General. The Plan shall be administered by the Management Committee,
         ----------
provided that the Remuneration Committee shall have the duties and powers specified herein and in the Trust Agreement. The Management Committee shall have full authority, consistent with the Plan, to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan and such forms of election as it may deem necessary or appropriate. Any person making a claim for any distribution under the Plan shall file a written claim with the Management Committee. Decisions of the Management Committee regarding any matter connected with the Plan shall be final and binding on all parties. Management Committee decisions shall be made by a majority of its members at a meeting (which meeting may be held by telephone) at which there is a quorum and which has been duly called by any member on no less than 48 hours written notice; notice may be transmitted by facsimile, telex, courier, electronic mail or by other reasonable means of transmission. No notice of any meeting of the Management Committee need be given to any member who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any meeting of the Management Committee need be specified in a written waiver of notice. The attendance of any member at a meeting of the Management Committee shall constitute a waiver of notice of such meeting, except when the member attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. At all meetings of the Management Committee, the presence of a majority of the members of the Management Committee, comprised of a majority of United States persons within the meaning of section 7701(a)(30) of the Code, shall constitute a quorum for the transaction of business. Except as otherwise provided by law, the vote of a majority of the members present at any meeting at which a quorum is present (including those who participate by telephone) shall constitute the action of the Management Committee. Any decision reduced to writing and signed by all of the members of the Management Committee shall be as fully effective as if it had been made at a meeting duly held.

     (b) Indemnification. No member of the Management Committee or the
         ---------------
Remuneration Committee, as the case may be, shall be liable for any action, omission or determination relating to the Plan, and the Company and the Subsidiaries shall indemnify and hold harmless each member of the Management Committee and the Remuneration Committee, and each other director or employee of the Company or a Subsidiary to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost, expense (including counsel fees, which fees shall be paid as incurred) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any action, omission or determination relating to the Plan, if such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and the Subsidiaries, and with respect to any criminal action or proceeding, such member had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company and the Subsidiaries, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                                   ARTICLE V
                                  ELIGIBILITY

     Section 5.1 In General. All Global Partners shall be eligible to
                 ----------
participate in the Plan in accordance with the terms of the Plan and the rules and procedures established by the Management Committee. Subject to the definition of "Participant" in Article II, a Global Partner shall become a Participant effective as of the date on which such Global Partner is granted an Award hereunder. Participation by eligible Global Partners is mandatory, not elective.

     Section 5.2 Investment Company Act Limitation. With respect to any
                 ---------------------------------
Participant, the Management Committee or the Remuneration Committee, as the case may be, may, in its sole discretion, use its authority under Sections 6.1(d) and 7.1(d) to accelerate the vesting of such Participant's Award(s) and its authority under Sections 6.2(k) and 7.2(k) to accelerate the time of distribution with respect to such Award(s) so that neither the Plan nor the Trust will be required to register as an investment company under the United States of America Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE VI
                                  SHARE AWARDS

     Section 6.1 Grant of Share Awards and Contributions to the Trust.
                 ----------------------------------------------------

     (a) In General. The Remuneration Committee may grant Share Awards (which
         ----------
may be of differing types and amounts) to any Global Partner employed by the Company or a Subsidiary. The Remuneration Committee shall specify the Award Date with respect to each Share Award and the year to which such Share Award relates. Each Global Partner who has been granted a Share Award shall receive a Deferred Share Award on the Award Date; provided that, on or as soon as reasonably practicable after the Award Date, the Remuneration Committee (or its delegate) shall notify each Global Partner who has been granted a Deferred Share Award of his ability to elect to receive in lieu of such Deferred Share Award a Restricted Share Award for all of the Shares subject to such Deferred Share Award. Such Global Partner shall notify the Remuneration Committee (or its delegate) of his election to receive a Restricted Share Award no later than the thirtieth day after the Award Date. If such Global Partner fails to respond prior to such date, the Global Partner shall be deemed to have made no election. In addition, after such date, the Global Partner cannot elect to change the type of Share Award(s) so granted.

     The Company intends to contribute, or procure the contributions, and transfer to the Trust, funds and/or other property equivalent to the sum of the amounts of all Share Awards made to Global Partners. At the direction of the Management Committee, the Trustee shall use such funds and/or other property to purchase Shares from any person, and to make such other investments, as the Management Committee shall direct.

     Each Participant's Share Award shall be subject to the terms of the Plan applicable to that type of Share Award and to that Participant, and such additional terms as may be adopted from time to time applicable to particular jurisdictions. No Participant shall have any right to receive any Shares, cash or other property under the Plan other than in accordance with the terms of the Plan applicable to the type of Share Award granted to such Participant, including any applicable additional terms.

     (b) Vesting of Awards. Subject to Sections 6.1(c), 6.1(d) and 6.1(e), a
         -----------------
Share Award shall fully vest on the November 30th of the third year following the year to which the Share Award is attributable. Notwithstanding the foregoing, any Share Award(s) of a Participant not previously forfeited shall immediately vest in the event of (i) such Participant's Permissive Retirement or
                                  -
(ii) such Participant's termination of employment with the Company or a
 --
Subsidiary by reason of his death or Disability. Prior to vesting, a Share Award shall be completely unvested. Both vested and unvested Share Awards shall be subject to the terms of the Plan. A Participant shall have no rights with respect to the Shares, cash or other property underlying his vested and unvested Share Awards until such Shares, cash or other property are distributed pursuant to Sections 6.2(f) through (l) (inclusive) or Section 6.3, as the case may be.

     (c) Forfeited Awards. Upon termination of a Participant's employment with
         ----------------
the Company and its Subsidiaries or, at the discretion of the Management Committee, upon Demotion of a Participant, any Share Award(s) granted to such Participant which have not vested shall be forfeited unless otherwise determined by the Management Committee. The Shares, cash and/or other property underlying forfeited Share Awards shall revert to the Trust and, unless otherwise determined by the Management Committee, shall be added to and allocated as part of subsequent Award(s) made under the Plan. Under no circumstances shall such Shares, cash or other property held in the Trust revert to the Company or any of its Subsidiaries; however such Shares, cash or other property shall be available to creditors of the Company or any Subsidiary in the event of the Company's or such Subsidiary's insolvency in accordance with the terms and conditions of
Section 8.2 and the Trust Agreement.

     (d) Acceleration of Vesting. The Management Committee may accelerate the
         -----------------------
vesting of any Share Award at any time at its sole discretion.

     (e) Forfeiture of Share Awards for Gross Malfeasance. Notwithstanding any
         ------------------------------------------------
other provision of the Plan, Share Awards (whether vested or unvested) will be forfeited in their entirety by a Participant and the Participant will retain no right whatsoever in relation to any Share Award in the event that the Participant commits an act of gross malfeasance, such as theft of corporate property or client funds, against the Company or any Subsidiary which act results in the termination of that Participant's employment by the Company or Subsidiary, as appropriate.

     Section 6.2 Deferred Share Awards.
                 ---------------------

     (a) Accounts. Each Participant's Account shall be comprised of one or more
         --------
sub-accounts where each sub-account relates to a particular Deferred Share Award granted to such Participant and is initially credited with the amount of such Deferred Share Award. Each sub-account of the Participant's Account shall be adjusted to reflect the earnings, distributions, gains and losses with respect to the Shares, cash and/or other property allocated to the sub-account for each Deferred Share Award. Shares shall be allocated among a Participant's Accounts and sub-accounts based upon the Average Cost Per Share. Fractional Shares may be allocated to a Participant's Account or sub-account. Cash or other property remaining after a whole number of Shares has been purchased may be added to any dividend or dividend equivalent contributions to purchase Additional Shares pursuant to Section 6.2(c) from time to time. Each Participant's Account and sub-accounts shall reflect any securities, cash or other property received with respect to Shares, cash or other property credited to such Participant's Account or sub-account, as the case may be. The Shares, cash or other property, together with earnings and distributions thereon, allocated to a Deferred Share Award shall be subject to the same vesting and other restrictions to which such initial Deferred Share Award is subject. Each Participant shall receive a statement of his Account quarterly. Prior to, and as a condition of, the vesting of any Deferred Share Awards granted under Section 6.1, each Global Partner shall execute and deliver a participation consent form, on a form approved by the Management Committee, acknowledging such Global Partner's participation subject to the terms of the Plan.

     (b) Date of Termination or Demotion. The date of a Participant's
         -------------------------------
termination of employment or Demotion shall be determined at the sole discretion of the Management Committee.

     (c) Dividends. The Management Committee shall direct the Trustee to
         ---------
reinvest the full amount of any dividends paid on Shares held in the Trust in Additional Shares and shall direct such purchase of Additional Shares. Participants' Accounts (and the underlying sub-accounts) shall be credited with the appropriate number of Additional Shares based upon the Average Cost Per Share. Additional Shares shall be subject to the same vesting requirements and other restrictions as are the Deferred Share Award to which such Additional Shares relate. The Management Committee may direct the Trustee to waive dividends on Shares held in the Trust; in such event, the Company may make, or cause to be made, contributions to the Trust equivalent to the dividends waived in respect of such Shares. Such dividend equivalent contributions shall be used to purchase Additional Shares as described in this Section 6.2(c).

     (d) Voting of Shares.
         ----------------

          (i) The Management Committee shall direct the Trustee, and the Trustee shall have no discretion, as to the manner in which the voting rights attaching to Shares that are allocated to unvested Deferred Share Awards are to be voted.

          (ii) The Management Committee shall direct the Trustee, and the Trustee shall have no discretion, as to the manner in which the voting rights attaching to Shares that are allocated to vested Deferred Share Awards are to be voted; provided that, the Management Committee may, in its sole discretion, direct the Trustee to take direction from any or all Participants as to the manner in which the Shares subject to the relevant Participant's vested Deferred Share Awards are to be voted. If the Management Committee directs the Trustee to take voting directions from any Participant(s), (x) the Trustee shall vote combined fractional Shares, to
                      -
     the extent possible, to reflect the directions of the Participant(s) holding such Shares and (y) if the Trustee does not receive valid
                              -
     Participant voting directions with respect to the Shares allocated to a Participant's vested Deferred Share Award(s), the Trustee shall have no discretion as to the voting of such Shares but shall vote such Shares in the manner directed by the Management Committee.

          (iii) Notwithstanding any other provision of this Section 6.2(d), the Shares allocated to a Participant's Deferred Share Awards shall be voted by the Trustee, at the direction of the Management Committee, with respect to any Participant(s) with respect to whom counsel to the Company advises that the Participant might be taxed on the value of the Participant's Deferred Share Awards if the Participant(s) were permitted to direct the voting of such Shares.

     (e) Tender of Shares.
         ----------------

          (i) If any person shall commence a tender or exchange offer or any similar transaction with respect to Shares, the Management Committee shall be entitled to direct the Trustee, and the Trustee shall have no discretion, as to whether the Shares underlying unvested Deferred Share Awards allocated to Participants' Accounts are to be tendered and whether such tender is to be revoked (to the extent such a revocation is permitted by the terms of such tender or exchange offer or applicable law).

          (ii) If any person shall commence a tender or exchange offer or any similar transaction with respect to Shares, the Management Committee shall be entitled to direct the Trustee, and the Trustee shall have no discretion, as to whether the Shares underlying vested Deferred Share Awards allocated to Participants' Accounts are to be tendered and whether such tender is to be revoked (to the extent such a revocation is permitted by the terms of such tender or exchange offer or applicable law); provided that, the Management Committee may, in its sole discretion, direct the Trustee to take direction from any or all Participant(s) as to whether such Shares are to be tendered and whether such tender is to be revoked (to the extent such a revocation is permitted by the terms of such tender or exchange offer or applicable law). If the Management Committee directs the Trustee to take tender directions from any Participant(s), (x) the Trustee
                                                                 -
     shall tender Shares underlying vested Deferred Share Awards allocated to any Participants' Accounts for which the Trustee shall have received affirmative and valid Participant directions to tender (except to the extent such directions are revoked prior to such tender); (y) the Trustee
                                                                -
     shall revoke the tender of Shares allocated to any Participants' Accounts underlying vested Deferred Share Awards for which the Trustee shall have received affirmative and valid Participant directions to revoke such tender; and (z) the Trustee shall not tender, or revoke the tender of,
                  -
     Shares allocated to Participants' Accounts for which the Trustee does not receive affirmative and valid Participant directions.

          (iii) To the extent that a Participant or the Management Committee elects to tender Shares allocated to a Participant's Account, the Trustee shall transfer the consideration the Trustee receives as a result of such tender into the Trust and the Participant's Account shall reflect the transfer.

          (iv) Notwithstanding any other provision of this Section 6.2(e), the Management Committee, in its sole discretion, shall make tender decisions with respect to Shares held in the Accounts of Participants with respect to whom counsel to the Company advises that the Participant(s) might be taxed on the value of the Participant's Account if the Participant(s) were permitted to direct the tender of Shares.

     (f) Distributions; In General. Subject to any applicable withholding
         -------------------------
obligations and Sections 5.2, 6.1(c), 6.1(e), 6.2(g) through 6.2(l) (inclusive) and 10.1, the Management Committee shall direct the Trustee to deliver or cause to be delivered to a Participant certificates for Shares, cash or other property equivalent to the amount credited to such Participant's Account in respect of vested Deferred Share Awards, no later than one year and thirty-five days after such Participant becomes vested in his Deferred Share Award(s). The Management Committee may, in its sole discretion and at any time, direct the Trustee to sell any securities or other property that would have been received in respect of Shares or other property credited to a Participant's Account for cash or other property of equivalent value. Upon termination of a Participant's employment with the Company and its Subsidiaries, the Shares, cash or other property credited to such Participant's Account in respect of vested Deferred Share Awards shall continue to be invested in Shares, cash or other property until a complete distribution of the value of the vested Deferred Share Awards credited to such Account is made to such Participant; provided, however, that
(x) during the period prior to a Participant's Permissive Retirement as
 -
determined by the Management Committee or (y) upon a Participant's attainment of
                                           -
age 58, a Participant may request in writing and, if such a request is made, the Management Committee, in its sole discretion, may (but need not) direct the Trustee to sell any Shares or other property credited to such Participant's Account in respect of vested Deferred Share Awards for cash or other property and direct the investment of such proceeds in such manner as the Management Committee may approve until a complete distribution of the value of the vested Deferred Share Awards credited to such Account is made to such Participant. The Management Committee (or its delegate) may, in its sole discretion, consult with the Participant as to the investment of, or the timing of the distribution or sale of, Shares, cash or other property credited to a Participant's Account in respect of vested Deferred Share Awards.

     (g) Deferral Election. A Participant may voluntarily elect to defer receipt
         -----------------
of distribution of his Deferred Share Awards under this Plan upon such terms and conditions as the Management Committee may prescribe. The Management Committee, at its sole discretion, may approve or disapprove any such deferral election.

     (h) Distribution Upon the Death of a Participant. Each Participant shall
         --------------------------------------------
have the right to designate in writing from time to time a Beneficiary by filing a written notice of such designation with the Management Committee. A Participant's designation of a Beneficiary may be revoked by filing with the Management Committee an instrument of revocation or a later designation. Any designation or revocation shall be effective when received by the Management Committee. In the event of the death of a Participant, certificates for Shares, cash or other property equivalent to the amount remaining in such Participant's Account in respect of vested Deferred Share Awards may, at the discretion of the Management Committee, be distributed to the Participant's Beneficiary as soon as reasonably practicable. Unless the Participant's Beneficiary designation provides otherwise, no person shall be entitled to benefits upon the death of the Participant unless such person survives the Participant. If the Beneficiary designated by a Participant does not survive the Participant or if the Participant has not made a valid Beneficiary designation, such Participant's Beneficiary shall be such Participant's estate.

     (i) Distribution Upon Disability. In the event of the termination of a
         ----------------------------
Participant's employment by reason of Disability, certificates for Shares, cash or other property equivalent to the amount credited to such Participant's Account in respect of vested Deferred Share Awards shall be distributed as soon as reasonably practicable to the Participant or such other representative of the Participant as the Management Committee in its sole discretion shall determine.

     (j) Termination of Trust or Court-Ordered Distribution. In the event that
         --------------------------------------------------
the Trust is terminated prior to the vesting of a Deferred Share Award or in the event that a court of competent jurisdiction finally determines that the Company or a Subsidiary is obligated to distribute to a Participant, Beneficiary or any other person certificates representing any Shares credited to a Participant's Account prior to the time of distribution otherwise provided for in this Article VI, the Share certificates so distributed to such Participant, Beneficiary or other person shall, in the sole discretion of the Management Committee, be restricted as to transferability until the date that the Shares would otherwise have been distributed to the Participant or a Beneficiary under the terms of the Plan had they not been distributed to the Participant, Beneficiary or other person and had remained subject to the Plan, and each such stock certificate shall bear the legend provided for in Section 6.3(f).

     (k) Acceleration of Distribution. The Management Committee may, in its sole
         ----------------------------
discretion, accelerate the time of distribution with respect to any or all of a Participant's vested Deferred Share Awards.

     (l) Distributions to Insiders. With respect to any Deferred Share Award
         -------------------------
made to a Participant who is subject to the reporting requirements of section 16(a) of the Exchange Act (an "insider"), distributions with respect to such
                               -------
Deferred Share Awards
shall be made only in the form of Shares and in the form of cash or other property for any fractional Shares.

     Section 6.3 Restricted Share Awards.
                 -----------------------

     (a) Grant of Restricted Share Awards. The Remuneration Committee (or its
         --------------------------------
delegate) shall advise the Management Committee of each Participant who has elected to receive a Restricted Share Award pursuant to Section 6.1. In connection therewith, subject to Sections 5.2, 6.1(c), 6.1(e), 6.3(b), 6.3(c) and 10.1, the Management Committee shall direct the Trustee to deliver or cause to be delivered to such Participant certificates for the Shares subject to his Restricted Share Award, which shall be subject to the restrictions contained in this Section 6.3 from the Award Date until such Restricted Share Award vests in accordance with Sections 6.1(b) or 6.1(d), as the case may be. The Shares subject to a Restricted Share Award shall be held by the AMVESCAP Employee Share Service; provided that a Participant may transfer any Shares that have vested in accordance with Section 6.1(b) or 6.1(d), as the case may be, from such employee share service. The Management Committee shall issue appropriate stop-transfer restrictions to the AMVESCAP Employee Share Service in respect of the Shares that are subject to a Restricted Share Award. In connection with any election to receive a Restricted Share Award, if a Participant fails to comply with Sections 6.3(b), 6.3(c) and 10.1 by the thirtieth day after the Award Date, such Participant shall not receive a Restricted Share Award but instead shall continue to hold a Deferred Share Award.

     (b) Acknowledgement of Restrictions. Each Participant who has elected to
         -------------------------------
receive a Restricted Share Award shall, no later than the thirtieth day after the Award Date, execute and deliver an acknowledgement form, on a form approved by the Management Committee (an "Acknowledgement Form"), acknowledging such
                                 --------------------
Participant's participation subject to the terms of the Plan including this
Section 6.3 and such other terms and conditions not inconsistent with the terms of the Plan as the Management Committee shall determine on or before the Award Date. Each Participant shall also deliver to the Management Committee on or before such time a duly executed undated instrument of transfer or assignment in blank, having attached thereto or to such certificate all requisite stock or other applicable or documentary tax stamps, all in form and substance satisfactory to the Management Committee, relating the Shares subject to a Restricted Share Award.

     (c) 83(b) Election. Each Participant who has elected to receive a
         --------------
Restricted Share Award shall make a timely election pursuant to Section 83(b) of the Code with respect to such Restricted Share Award. A copy of such executed election shall be filed with the Management Committee. On or before the distribution of Shares subject to a Restricted Share Award, a Participant shall remit to the Company or a Subsidiary (as determined by the Management Committee) an amount sufficient to discharge the Company's or such Subsidiary's Obligations with respect to any taxes, withholding, assessment or governmental charge imposed on the distribution of such Shares to such Participant. Each Participant will be solely responsible for any and all tax liabilities payable by him in connection with the grant and receipt of the Shares subject to a Restricted Share Award or attributable to his making or failing to make such an election.

     (d) Securities Law Matters. Shares subject to Restricted Share Awards have
         ----------------------
not been registered under the Securities Act or any state securities or "blue sky" laws and it is not anticipated that there will be any U.S. public market for the Shares.

     (e) Restrictions on Transferability. No Shares subject to a Restricted
         -------------------------------
Share Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such Restricted Share Award vests in accordance with Sections 6.1(b) or 6.1(d), as the case may be. Thereafter, none of the Shares may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated or otherwise disposed of unless (I) (A) such disposition is
                                              -   -
pursuant to an effective registration statement under the Securities Act, (B)
                                                                           -
such disposition is effected on the London Stock Exchange in compliance with Rule 904 of Regulation S under the Securities Act, and the holder shall have delivered to the Company evidence reasonably satisfactory to the Company to such effect, (C) a Participant shall have delivered to the Company an opinion of
         -
counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such disposition is exempt from the provisions of
Section 5 of the Securities Act, or (D) a no-action letter from the Commission,
                                     -
reasonably satisfactory to the Company, shall have been obtained with respect to such disposition, and (II) such disposition is pursuant to registration under
                       --
any applicable state or foreign securities laws or an exemption therefrom. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Shares subject to a Restricted Share Award or any interest therein or any rights relating thereto without complying with the provisions of the Plan including this Section 6.3 shall be void and of no effect.

     (f) Legend. Each certificate evidencing Shares subject to a Restricted
         ------
Share Award shall be registered in the name of the Participant holding such Restricted Share Award and shall bear the following (or similar) legends; provided that, such certificate(s) shall bear the first legend described below only until the vesting of such Restricted Share Award:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMVESCAP GLOBAL STOCK PLAN AND NEITHER THIS CERTIFICATE OR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH SUCH PLAN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE
                         -   -
     REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED,
     (B) SUCH DISPOSITION IS EFFECTED ON THE LONDON STOCK EXCHANGE IN COMPLIANCE
      -
     WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND THE HOLDER SHALL HAVE DELIVERED TO THE COMPANY EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT, (C) THE HOLDER
                                                             -
     HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (D) A NO-ACTION LETTER FROM THE U.S. SECURITIES AND EXCHANGE
                  -
     COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS
                                                         --
     PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM."

     (g) Rights as a Shareholder. A Participant holding Shares subject to a
         -----------------------
Restricted Share Award granted pursuant to Section 6.1 may exercise full voting rights and other rights as a shareholder with respect to the Shares subject to a Restricted Share Award during the period in which such Shares remain unvested under Section 6.1(b).

     (h) Dividends and Other Distributions. A Participant holding Shares subject
         ---------------------------------
to a Restricted Share Award shall be entitled to receive all dividends and other distributions paid with respect to such Shares; provided that, if any such dividends or distributions are paid in Shares or other securities, such Shares and other securities shall be subject to the same vesting restrictions and restrictions on transferability as apply to the Shares subject to a Restricted Share Award with respect to which they were paid.

     Section 6.4 Transitional Provisions.
                 -----------------------

     (a) Vested Awards. Effective as of December 1, 2002, all Awards that have
         -------------
become vested on or before such date shall be deemed to be vested Deferred Share Awards, which shall be subject to the terms and conditions of the Plan. Subject to any applicable withholding obligations and Sections 5.2, 6.1(c), 6.1(e), 6.2(g) through 6.2(l) (inclusive), and 10.1, the Management Committee shall direct the Trustee to deliver or cause to be delivered to a Participant certificates for Shares, cash or other property equivalent to the amount credited to such Participant's Account in respect of such vested Deferred Share Awards on or after June 20, 2003.

     (b) Unvested Awards. Effective as of December 1, 2002, all Awards that have
         ---------------
not become vested on or before such date shall be deemed to be unvested Deferred Share Awards, which shall be subject to the terms and conditions of the Plan.

                                  ARTICLE VII
                            DEFERRED LONG TERM AWARDS

     Section 7.1 Grant of Deferred Long-Term Awards and Contributions to the
                 -----------------------------------------------------------
Trust.
-----

     (a) In General. The Remuneration Committee may grant Deferred Long-Term
         ----------
Awards (which may be of differing amounts) to any Global Partner employed by the Company or a Subsidiary. The Remuneration Committee shall specify the Award Date with respect to each Deferred Long-Term Award. The Company intends to contribute, or procure the contributions, and transfer to the Trust, funds and/or other property equivalent to the sum of the amounts of all Deferred Long-Term Awards made to Global Partners. At the direction of the Management Committee, the Trustee shall use such funds and/or other property to purchase Shares from any person, and to make such other investments, as the Management Committee shall direct.

     Each Participant's Deferred Long-Term Award shall be subject to the terms of the Plan applicable to that Participant, and such additional terms as may be adopted from time to time applicable to particular jurisdictions. No Participant shall have any right to receive any Shares, cash or other property under the Plan other than in accordance with the terms of the Plan applicable to the Deferred Long-Term Award granted to such participant, including any applicable additional terms.

     (b) Vesting of Awards. Subject to Sections 7.1(c), 7.1(d) and 7.1(e), a
         -----------------
Deferred Long-Term Award shall vest in three equal installments beginning on the fifth anniversary of the Award Date. Notwithstanding the foregoing, any Deferred Long-Term Award(s) of a Participant not previously forfeited shall immediately vest in the event of such Participant's termination of employment with the Company or a Subsidiary by reason of his death or Disability. Prior to vesting, a Deferred Long-Term Award shall be completely unvested. Both vested and unvested Deferred Long-Term Awards shall be subject to the terms of the Plan. A Participant shall have no rights with respect to the Shares, cash or other property underlying his vested and unvested Deferred Long-Term Awards until such Shares, cash or other property are distributed pursuant to Sections 7.2(f) through (l) (inclusive).

     (c) Forfeited Awards. Upon termination of a Participant's employment with
         ----------------
the Company and its Subsidiaries or, at the discretion of the Remuneration Committee, upon Demotion of a Participant, any Deferred Long-Term Award(s) granted to such Participant which have not vested shall be forfeited unless otherwise determined by the Remuneration Committee. The Shares, cash and/or other property underlying forfeited Deferred Long-Term Awards shall revert to the Trust and shall be added to and allocated as part of subsequent Award(s) made under the Plan, unless otherwise determined by the Remuneration Committee, who shall advise the Management Committee of such determination, and the Management Committee shall direct the Trustee in accordance with such advice. Under no circumstances shall such Shares, cash or other property held in the Trust revert to the Company or any of its Subsidiaries; however such Shares, cash or other property shall be available to creditors of the Company or any Subsidiary in the event of the Company's or such Subsidiary's insolvency in accordance with the terms and conditions of Section 8.2 and the Trust Agreement.

     (d) Acceleration of Vesting. The Remuneration Committee may accelerate the
         -----------------------
vesting of any Deferred Long-Term Award at any time at its sole discretion.

     (e) Forfeiture of Deferred Long-Term Awards for Gross Malfeasance.
         -------------------------------------------------------------
Notwithstanding any other provision of the Plan, Deferred Long-Term Awards (whether vested or unvested) will be forfeited in their entirety by a Participant and the Participant will retain no right whatsoever in relation to any Deferred Long-Term Award in the event that the Participant commits an act of gross malfeasance, such as theft of corporate property or client funds, against the Company or any Subsidiary which act results in the termination of that Participant's employment by the Company or Subsidiary, as appropriate.

     Section 7.2 Deferred Long-Term Awards.
                 -------------------------

     (a) Accounts. Each Participant's Account shall be comprised of one or more
         --------
sub-accounts where each sub-account relates to a particular Deferred Long-Term Award granted to such Participant and is initially credited with the amount of such Deferred Long-Term Award. Each sub-account of the Participant's Account shall be adjusted to reflect the earnings, distributions, gains and losses with respect to the Shares, cash and/or other property allocated to the sub-account for each Deferred Long-Term Award. Shares shall be allocated among a Participant's Accounts and sub-accounts based upon the Average Cost Per Share. Fractional Shares may be allocated to a Participant's Account or sub-account. Cash or other property remaining after a whole number of Shares has been purchased may be added to any dividend or dividend equivalent contributions to purchase Additional Shares pursuant to Section 7.2(c) from time to time. Each Participant's Account and sub-accounts shall reflect any securities, cash or other property received with respect to Shares, cash or other property credited to such Participant's Account or sub-account, as the case may be. The Shares, cash or other property, together with earnings and distributions thereon, allocated to a Deferred Long-Term Award shall be subject to the same vesting and other restrictions to which such initial Deferred Long-Term Award is subject. Each Participant shall receive a statement of his Account quarterly. Prior to the grant of any Deferred Long-Term Awards under Section 7.1, each Global Partner must executed and deliver a participation consent form, on a form approved by the Management Committee, acknowledging such Global Partner's participation subject to the terms of the Plan.

     (b) Date of Termination or Demotion. The date of a Participant's
         -------------------------------
termination of employment or Demotion shall be determined at the sole discretion of the Management Committee.

     (c) Dividends. The Management Committee shall direct the Trustee to
         ---------
reinvest the full amount of any dividends paid on Shares held in the Trust in Additional Shares and shall direct such purchase of Additional Shares. Participants' Accounts (and the underlying sub-accounts) shall be credited with the appropriate number of Additional Shares based upon the Average Cost Per Share. Additional Shares shall be subject to the same vesting requirements and other restrictions as are the Deferred Long-Term Award to which such Additional Shares relate. The Management Committee may direct the Trustee to waive dividends on Shares held in the Trust; in such event, the Company may make, or cause to be made, contributions to the Trust equivalent to the dividends waived in respect of such Shares. Such dividend equivalent contributions shall be used to purchase Additional Shares as described in this Section 7.2(c).

     (d) Voting of Shares.
         ----------------

          (i) The Management Committee shall direct the Trustee, and the Trustee shall have no discretion, as to the manner in which the voting rights attaching to Shares that are allocated to unvested Deferred Long-Term Awards are to be voted.

          (ii) The Management Committee shall direct the Trustee, and the Trustee shall have no discretion, as to the manner in which the voting rights attaching to Shares that are allocated to vested Deferred Long-Term Awards are to be voted; provided that, the Management Committee may, in its sole discretion, direct the Trustee to take direction from any or all Participants as to the manner in which the Shares subject to the relevant Participant's vested Deferred Long-Term Awards are to be voted. If the Management Committee directs the Trustee to take voting directions from any Participant(s), (x) the Trustee shall vote combined fractional Shares, to
                      -
     the extent possible, to reflect the directions of the Participant(s) holding such Shares and (y) if the Trustee does not receive valid
                              -
     Participant voting directions with respect to the Shares allocated to a Participant's vested Deferred Long-Term Award(s), the Trustee shall have no discretion as to the voting of such Shares but shall vote such Shares in the manner directed by the Management Committee.

          (iii) Notwithstanding any other provision of this Section 7.2(d), the Shares allocated to a Participant's Deferred Long-Term Awards shall be voted by the Trustee, at the direction of the Management Committee, with respect to any Participant(s) with respect to whom counsel to the Company advises that the Participant might be taxed on the value of the Participant's Deferred Long-Term Awards if the Participant(s) were permitted to direct the voting of such Shares.

     (e) Tender of Shares.
         ----------------

          (i) If any person shall commence a tender or exchange offer or any similar transaction with respect to Shares, the Management Committee shall be entitled to direct the Trustee, and the Trustee shall have no discretion, as to whether the Shares underlying unvested Deferred Long-Term Awards allocated to Participants' Accounts are to be tendered and whether such tender is to be revoked (to the extent such a revocation is permitted by the terms of such tender or exchange offer or applicable law).

          (ii) If any person shall commence a tender or exchange offer or any similar transaction with respect to Shares, the Management Committee shall be entitled to direct the Trustee, and the Trustee shall have no discretion, as to whether the Shares underlying vested Deferred Long-Term Awards allocated to Participants' Accounts are to be tendered and whether such tender is to be revoked (to the extent such a revocation is permitted by the terms of such tender or exchange offer or applicable law); provided that, the Management Committee may, in its sole discretion, direct the Trustee to take direction from any or all Participant(s) as to whether such Shares are to be tendered and whether such tender is to be revoked (to the extent such a revocation is permitted by the terms of such tender or exchange offer or applicable law). If the Management Committee directs the Trustee to take tender directions from any Participant(s), (x) the Trustee
                                                                 -
     shall tender Shares underlying vested Deferred Long-Term Awards allocated to any Participants' Accounts for which the Trustee shall have received affirmative and valid Participant directions to tender (except to the extent such directions are revoked prior to such tender); (y) the Trustee
                                                                -
     shall revoke the tender of Shares allocated to any Participants' Accounts underlying vested Deferred Long-Term Awards for which the Trustee shall have received affirmative and valid Participant directions to revoke such tender; and (z) the Trustee shall not tender, or revoke the tender of,
                  -
     Shares allocated to Participants' Accounts for which the Trustee does not receive affirmative and valid Participant directions.

          (iii) To the extent that a Participant or the Management Committee elects to tender Shares allocated to a Participant's Account, the Trustee shall transfer the consideration the Trustee receives as a result of such tender into the Trust and the Participant's Account shall reflect the transfer.

          (iv) Notwithstanding any other provision of this Section 7.2(e), the Management Committee, in its sole discretion, shall make tender decisions with respect to Shares held in the Accounts of Participants with respect to whom counsel to the Company advises that the Participant(s) might be taxed on the value of the Participant's Account if the Participant(s) were permitted to direct the tender of Shares.

     (f) Distributions; In General. Subject to any applicable withholding
         -------------------------
obligations and Sections 5.2, 7.1(c), 7.1(e), 7.2(g) through 7.2(e) (inclusive) and 10.1, the Management Committee shall direct the Trustee to deliver or cause to be delivered to a Participant certificates for Shares, cash or other property equivalent to the amount credited to such Participant's Account in respect of vested Deferred Long-Term Awards, no later than one year and thirty-five days after such Participant becomes vested in his Deferred Long-Term Award(s). The Management Committee may, in its sole discretion and at any time, direct the Trustee to sell any securities or other property that would have been received in respect of Shares or other property credited to a Participant's Account for cash or other property of equivalent value. Upon termination of a Participant's employment with the Company and its Subsidiaries, the Shares, cash or other property credited to such Participant's Account in respect of vested Deferred Long-Term Awards shall continue to be invested in Shares, cash or other property until a complete distribution of the value of the vested Deferred Long-Term Awards credited to such Account is made to such Participant; provided, however, that (x) during the period prior to a Participant's Permissive Retirement as
      -
determined by the Management Committee or (y) upon a Participant's attainment of
                                           -
age 58, a Participant may request in writing and, if such a request is made, the Management Committee, in its sole discretion, may (but need not) direct the Trustee to sell any Shares or other property credited to such Participant's Account in respect of vested Deferred Long-Term Awards for cash or other property and direct the investment of such proceeds in such manner as the Management Committee may approve until a complete distribution of the value of the vested Deferred Long-Term Awards credited to such Account is made to such Participant. The Management Committee (or its delegate) may, in its sole discretion, consult with the Participant as to the investment of, or the timing of the distribution or sale of, Shares, cash or other property credited to a Participant's Account in respect of vested Deferred Long-Term Awards.

     (g) Deferral Election. A Participant may voluntarily elect to defer receipt
         -----------------
of distribution of his Deferred Long-Term Awards under this Plan upon such terms and conditions as the Management Committee may prescribe. The Management Committee, at its sole discretion, may approve or disapprove any such deferral election.

     (h) Distribution Upon the Death of a Participant. Each Participant shall
         --------------------------------------------
have the right to designate in writing from time to time a Beneficiary by filing a written notice of such designation with the Management Committee. A Participant's designation of a Beneficiary may be revoked by filing with the Management Committee an instrument of revocation or a later designation. Any designation or revocation shall be effective when received by the Management Committee. In the event of the death of a Participant, certificates for Shares, cash or other property equivalent to the amount remaining in such Participant's Account in respect of vested Deferred Long-Term Awards may, at the discretion of the Management Committee, be distributed to the Participant's Beneficiary as soon as reasonably practicable. Unless the Participant's Beneficiary designation provides otherwise, no person shall be entitled to benefits upon the death of the Participant unless such person survives the Participant. If the Beneficiary designated by a Participant does not survive the Participant or if the Participant has not made a valid Beneficiary designation, such Participant's Beneficiary shall be such Participant's estate.

     (i) Distribution Upon Disability. In the event of the termination of a
         ----------------------------
Participant's employment by reason of Disability, certificates for Shares, cash or other property equivalent to the amount credited to such Participant's Account in respect of vested Deferred Long-Term Awards shall be distributed as soon as reasonably practicable to the Participant or such other representative of the Participant as the Management Committee in its sole discretion shall determine.

     (j) Termination of Trust or Court-Ordered Distribution. In the event that
         --------------------------------------------------
the Trust is terminated prior to the vesting of an Deferred Long-Term Award or in the event that a court of competent jurisdiction finally determines that the Company or a Subsidiary is obligated to distribute to a Participant, Beneficiary or any other person certificates representing any Shares credited to a Participant's Account prior to the time of distribution otherwise provided for in this Article VII, the Share certificates so distributed to such Participant, Beneficiary or other person shall, in the sole discretion of the Management Committee, be restricted as to transferability until the date that the Shares would otherwise have been distributed to the Participant or a Beneficiary under the terms of the Plan had they not been distributed to the Participant, Beneficiary or other person and had remained subject to the Plan, and each such stock certificate shall bear the following (or similar) legends; provided that, such certificate(s) shall bear the first legend described below only until the vesting of such Deferred Long-Term Award:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMVESCAP GLOBAL STOCK PLAN AND NEITHER THIS CERTIFICATE OR THE SHARES REPRESENTED BY IT ARE

     ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH SUCH PLAN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE
                         -   -
     REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED,
     (B) SUCH DISPOSITION IS EFFECTED ON THE LONDON STOCK EXCHANGE IN COMPLIANCE
      -
     WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND THE HOLDER SHALL HAVE DELIVERED TO THE COMPANY EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT, (C) THE HOLDER
                                                             -
     HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (D) A NO-ACTION LETTER FROM THE U.S. SECURITIES AND EXCHANGE
                  -
     COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS
                                                         --
     PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM."

     (k) Acceleration of Distribution. The Management Committee may, in its sole
         ----------------------------
discretion, accelerate the time of distribution with respect to any or all of a Participant's vested Deferred Long-Term Awards.

     (l) Distributions to Insiders. With respect to any Deferred Long-Term Award
         -------------------------
made to a Participant who is subject to the reporting requirements of section 16(a) of the Exchange Act (an "insider"), distributions with respect to such
                               -------
Deferred Share Awards shall be made only in the form of Shares and in the form of cash or other property for any fractional Shares.

                                  ARTICLE VIII
                               FUNDING OF THE PLAN

     Section 8.1 Unfunded Plan. The Plan shall be unfunded, including without
                 -------------
limitation for purposes of the United States of America Department of Labor Regulation ss. 2520.104-23. Benefits under the Plan to a Participant shall be the unfunded obligation of such Participant's employer or former employer (the Company or a Subsidiary, as the case may be). Notwithstanding the fact that the Company established the Trust for the purpose of assisting itself and its Subsidiaries in meeting their respective compensatory obligations to their employees, the Company and each of the Subsidiaries, respectively, shall remain obligated to pay the amounts credited to Participant's Accounts as a result of Awards under the Plan. In the event that assets of the Trust are used to satisfy the claims of general creditors of the Company in accordance with Section 8.2 and the Trust Agreement, such assets shall be deemed to be sold at their fair market value and the Accounts of Participants shall be adjusted to reflect such deemed sale. Nothing shall relieve the Company and each of the Subsidiaries of their respective liabilities under the Plan except to the extent amounts are paid to Participants or Beneficiaries from the assets of the Trust.

     Section 8.2 Trust. Effective as of December 24, 1997, the Company
                 -----
established the Trust, which is intended to be (i) a "grantor trust" within the
                                                -
meaning of sections 671 et seq. of the Code of the Company and (ii) a "United
                        -- ---                                  --
States person" within the meaning of section 7701(a)(30) of the Code, to assist the Company and its Subsidiaries in meeting their respective compensatory obligations to their employees. The Trust is part of an employees' share scheme as defined in section 743 of the Companies Act. The Trustee is State Street Bank and Trust Company and the Trust is domiciled in the State of New York. Pursuant to the Trust Agreement, the Management Committee may remove the Trustee and appoint a successor Trustee and may change the domicile of the Trust. The Trust can hold Shares, cash and other property contributed to the Trust by the Company to provide itself and the Subsidiaries with a source of funds to assist each of them in meeting their respective compensatory obligations to their employees. The Management Committee shall direct that the assets of the Trust be invested and reinvested primarily in Shares.

     The trust agreement creating the Trust contains procedures to the following effect: In the event of the insolvency of the Company or any Subsidiary, the assets of the Trust shall be available to pay the claims of creditors of the Company or such Subsidiary, as the case may be, as a court of competent jurisdiction may direct. The Company or any Subsidiary shall be deemed to be "insolvent" if the Company or such Subsidiary is generally unable to pay its debts as they become due, or if the Company is subject to a pending proceeding under the bankruptcy laws of the United Kingdom, or if such Subsidiary is subject to a pending proceeding under the bankruptcy laws of the jurisdiction in which it is organized or incorporated. In the event the Company or any Subsidiary becomes insolvent, the Board of Directors and the Chief Executive Officer of the Company or such Subsidiary, as the case may be, have a duty to inform the Trustee in writing of the Company's or such Subsidiary's insolvency. Upon receipt of such notice, or if the Trustee receives written notice from a person claiming to be a creditor of the Company or any Subsidiary alleging such insolvency, the Trustee shall cease making payments from the assets of the Trust on behalf of the Company or such Subsidiary, shall hold such assets for the benefit of creditors of the Company or such Subsidiary, as the case may be, and shall resume payments from the assets of the Trust only after the Trustee has determined that the Company or such Subsidiary, as the case may be, is not, or is no longer, insolvent.

     Section 8.3 Internal Funding. The Subsidiaries shall have no obligations to
                 ----------------
make contributions to the Trust, although a Subsidiary may reimburse the Company for contributions to the Trust made by the Company on behalf of employees of such Subsidiary. The Subsidiaries shall have obligations to make payments under the Plan to the Participants that are their respective employees. To the extent that a Subsidiary's obligations under the Plan are satisfied by the Company or by the distribution of assets from the Trust, such distribution shall be treated as a capital contribution from the Company to the Subsidiary as of the date on which such obligation is satisfied. To the extent that a Subsidiary reimburses the Company for contributions to the Trust and the Company then fails to satisfy the Subsidiary's obligation under the Plan (by a distribution from the Trust or otherwise) and the Subsidiary pays such obligations, the Subsidiary shall have the right to recover such payment from the Company.

                                   ARTICLE IX
                          ADDITIONAL SECURITIES MATTERS

     Subject to Sections 6.2(j), 6.3 and 7.2(j), the Company shall use its best efforts to ensure that any securities distributed to Participants hereunder are marketable at the time of distribution. Notwithstanding anything herein to the contrary, the Company shall not be obliged to cause to be delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of The Stock Exchange and any other securities exchange on which Shares are traded. In addition to the covenants, agreements and representations contained in Sections 6.3, the Management Committee may require, as a condition of the delivery of certificates evidencing Shares pursuant to the terms hereof, the recipient of such Shares to make such additional covenants, agreements and representations, and that such certificates bear such additional legends, as the Management Committee, in its sole discretion, deems necessary or desirable, provided that any such legends shall not contravene any rules or regulations of The Stock Exchange or any applicable statute.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

     Section 10.1 Taxes. As a condition to the making of any Award, the vesting
                  -----
of any Award, the lapse of the restrictions pertaining thereto or the distribution of Shares subject to an Award, the Company or a Subsidiary may require a Participant to pay such sum to the Company or such Subsidiary as may be necessary to discharge the Company's or such Subsidiary's obligations with respect to any taxes, withholding, assessment or other governmental charge imposed on property or income received by the Participant pursuant to the Plan. In accordance with the rules and procedures established by the Management Committee and in the discretion of the Management Committee, such payment may be in the form of cash or other property. The Company and the Subsidiaries shall have the right to withhold from any cash or property payable to a Participant (including any salary, bonus or any other amount payable from the Company or a Subsidiary to the Participant) an amount sufficient to satisfy applicable withholding tax requirements, prior to a distribution of Share certificates or other property under the Plan or to direct the Trustee to sell any Shares or other property credited to a Participant's Account in respect of vested Awards to satisfy applicable withholding tax requirements. In order to satisfy such taxes, assessments or other governmental charges, the Management Committee may direct the Trustee to pay to the Company or a Subsidiary an amount to satisfy such obligation and to pay the balance to the Participant. At the direction of the Participant and subject to the approval of the Management Committee, the Company and its Subsidiaries may deduct or withhold from any payment or distribution to a Participant whether or not pursuant to the Plan in order to satisfy required withholding obligations under the Plan.

     Section 10.2 No Special Employment Rights. Nothing contained in the Plan
                  ----------------------------
shall confer upon any Participant any right with respect to the continuation of the Participant's employment by the Company or a Subsidiary or interfere in any way with the right of the Company or a Subsidiary at any time to terminate such employment or demote such Participant from the status of "Global Partner" without prior notice at any time for any or no reason. Each Participant shall, by participating in the Plan, waive all and any right to compensation or damages in consequence of the termination of his office or employment with the Company or a Subsidiary for any reason whatsoever in so far as these rights arise or may arise from his ceasing to have rights under the Plan as a result of such termination. Nothing in the Plan shall be deemed to give any employee of the Company or a Subsidiary any right to participate in the Plan.

     Section 10.3 Expenses. Subject to the Trust Agreement, all expenses and
                  --------
costs in connection with the administration of the Plan shall be borne by the Company and the Subsidiaries.

     Section 10.4 Titles and Headings Not to Control. The titles to Articles and
                  ----------------------------------
headings of Sections in the Plan are placed herein for convenience of reference only and shall not affect the meaning of any of the provisions of the Plan.

     Section 10.5 Amendment or Termination of Plan. The Remuneration Committee
                  --------------------------------
may modify, amend, suspend or terminate this Plan in whole or in part at any time, provided that, such modification, amendment, suspension or termination
      -------- ----
shall not, without a Participant's consent, affect adversely the rights of a Participant with respect to outstanding Awards that have not previously been forfeited; provided further,
                                                            -------- -------
that the Remuneration Committee may, without a Participant's consent, amend the Plan from time to time in such a manner as may be necessary to avoid having the Plan, the Trust Agreement or the Trust being subject to ERISA and to avoid the current taxation of the assets held in the Trust. In this regard, neither a Participant's incurring tax liability nor the loss of an investment opportunity as a result of the termination of the Plan shall be considered an impairment of the rights of a Participant.

     Upon termination of the Plan or the Trust, unvested Awards of each Participant shall immediately vest and the Shares, cash or other property, or the equivalent thereof, credited to the Account of each Participant in respect of vested Awards shall be distributed to each such Participant in order to meet the payment obligations under the Plan with respect to each such Participant. In the event that Shares or other property allocated to unvested Awards have been previously forfeited, the Management Committee shall determine how such Shares and other property shall be applied to provide compensation and benefits to employees of the Company and the Subsidiaries. No portion of the assets held in the Trust shall revert to the Company or the Subsidiaries at any time except for the reimbursement of taxes pursuant to Section 10.1 and the Trust Agreement; provided that, in the event of the insolvency of the Company or any Subsidiary, the assets of the Trust shall be available to pay the claims of creditors of the Company or such Subsidiary, as the case may be, as provided in Section 8.2 and the Trust Agreement.

     Section 10.6 Governing Law. The Plan, as amended from time to time, and all
                  -------------
rights hereunder shall be governed by, administered and enforced in accordance with the laws of the State of New York (without reference to the choice of law doctrine).

     Section 10.7 Waiver of Punitive Damages. There is no right to punitive,
                  --------------------------
exemplary or similar damages as a result of any controversy or claim arising out of, relating to or in connection with the Plan, or the breach, termination or validity thereof, and each Participant shall, by participating in the Plan, waive all and any of such rights.

     Section 10.8 Restrictions on Transfer. No transfer (other than any transfer
                  ------------------------
made by will or by the laws of descent and distribution), charge or encumbrance by a Participant of any right to any payment hereunder, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such payment, and the transfer, charge or encumbrance shall be of no force and effect.

     Section 10.9 Change in Control. In the event of a Change in Control of the
                  -----------------
Company or a Participant's employer, all of a Participant's unvested Award(s) shall immediately vest if (i) the Participant's employment with the Company and
                           -
its Subsidiaries is involuntarily terminated other than for Cause or (ii) the
                                                                      --
Participant
voluntarily terminates employment with the Company and its Subsidiaries for "good reason" which shall mean (a) reduction in compensation following the
                                -
Change in Control or (b) reduction in responsibilities or position following the
                      -
Change in Control.

     Section 10.10 Consolidation or Merger of the Company. In the event of the
                   --------------------------------------
consolidation, amalgamation, combination or merger of the Company with or into any other corporation, or the sale by the Company of substantially all of its assets, the resulting successor may continue the Plan by adopting the same by resolution of its board of directors and by executing a proper supplemental agreement to the Trust Agreement with the Trustee. If within ninety days from the effective date of such consolidation, amalgamation, combination, merger or sale of assets, such new corporation does not adopt the Plan, the rights of all affected Participants to their respective benefits with respect to vested and unvested Awards shall be non-forfeitable as of the effective date of such consolidation, amalgamation, combination, merger or sale of assets.

     Section 10.11 Set-off. In the event that the Company or a Subsidiary has
                   -------
any claims against a Participant, the Company or Subsidiary (as the case may be) may, in its discretion, offset such claims against its obligations to such Participant under the Plan. The Company or Subsidiary, as the case may be, shall give notice to the Participant of any set-off effected under this Section 10.11.

     Section 10.12 Special Rules Regarding Management Committee. Notwithstanding
                   --------------------------------------------
any other provision of the Plan, with respect to any power of the Management Committee described herein that is exercised with respect to a Participant who is a member of the Management Committee and the exercise of such power does not affect all Participants relatively equally, such power shall be exercised with respect to such Participant by the non-Participant members of the Management Committee who are United States persons within the meaning of section 7701(a)(30) of the Code, if any; provided that, if all members of the Management
                                 -------- ----
Committee are Participants or none of the non-Participant members of the Management Committee are United States persons within the meaning of section 7701(a)(30) of the Code, then such powers shall be exercised with respect to such Participants by the members of the Remuneration Committee who are United States persons within the meaning of section 7701(a)(30) of the Code.

     Section 10.13 Transfer of Awards. The Management Committee may, with a
                   ------------------
Participant's consent, permit the transfer of such Participant's vested awards under the AMVESCAP Global Stock Plan II to this Plan upon such terms and conditions as the Management Committee may prescribe.

                                                                      Appendix A
                                                                      ----------

                            SPECIAL RULES RELATING TO
                              PARTICIPANTS IN JAPAN

     In order to comply with laws and regulations of Japan and notwithstanding Sections 6.2(g), 6.2(k), 6.3(c) and 7.2(k) or any other provision of the Plan,
(a) the Management Committee shall not accelerate the time of distribution with respect to any Awards of a Participant resident in, or employed by a Subsidiary that is resident in, Japan; and (b) Participants resident for tax purposes in Japan (1) shall not be entitled to elect to defer receipt of distribution of Deferred Share Awards; and (2) shall not be required to make an election pursuant to Section 83(b) of the Code as a condition to receiving a Restricted Share Award.

                                                                      Appendix B
                                                                      ----------

                           SPECIAL RULES RELATING TO
                       PARTICIPANTS IN THE UNITED KINGDOM


     Notwithstanding Section 6.3(c) or any other provision of the Plan, Participants resident for tax purposes in the United Kingdom shall not be required to make an election pursuant to Section 83(b) of the Code as a condition to receiving a Restricted Share Award.

                                                                      Appendix C
                                                                      ----------

                            SPECIAL RULES RELATING TO
                             PARTICIPANTS IN CANADA

     In order to comply with laws and regulations of Canada and notwithstanding Sections 6.1(a), 6.2(g) and 6.3, Article VII or any other provision of the Plan, Participants resident for tax purposes in Canada shall not have the ability (a) to elect to defer receipt of distribution of Deferred Share Awards; (b) to elect to receive a Restricted Share Award in lieu of a Deferred Share Award; or (c) to receive a Deferred Long-Term Award.

                                                                      Appendix D
                                                                      ----------

                            SPECIAL RULES RELATING TO
                             PARTICIPANTS IN GERMANY

     In order to comply with laws and regulations of Germany and notwithstanding
Section 6.3(c) or any other provision of the Plan, Participants resident for tax purposes in Germany shall not be required to make an election pursuant to
Section 83(b) of the Code as a condition to receiving a Restricted Share Award.

                                                                      Appendix E
                                                                      ----------

                            SPECIAL RULES RELATING TO
                             PARTICIPANTS IN FRANCE

     In order to comply with laws and regulations of France and notwithstanding Sections 6.1(a), 6.2(g) and 6.3 or any other provision of the Plan, Participants resident for tax purposes in France shall not have the ability to elect to defer receipt of distribution of Deferred Share Awards or to elect to receive a Restricted Share Award in lieu of a Deferred Share Award.

                                                                      Appendix F
                                                                      ----------

                           SPECIAL RULES RELATING TO
                            PARTICIPANTS IN BELGIUM

     Notwithstanding Section 6.3(c) or any other provision of the Plan, Participants resident for tax purposes in Belgium shall not be required to make an election pursuant to Section 83(b) of the Code as a condition to receiving a Restricted Share Award.

                                                                      Appendix G
                                                                      ----------

                            SPECIAL RULES RELATING TO
                            PARTICIPANTS IN HONG KONG

     In order to comply with laws and regulations of Hong Kong and notwithstanding Sections 6.1(a), 6.2(g) and 6.3 or any other provision of the Plan, Participants resident for tax purposes in Hong Kong shall not have the ability to elect to defer receipt of distribution of Deferred Share Awards or to elect to receive a Restricted Share Award in lieu of a Deferred Share Award.

                                                                      Appendix H
                                                                      ----------

                            SPECIAL RULES RELATING TO
                            PARTICIPANTS IN AUSTRALIA

     In order to comply with laws and regulations of Australia and notwithstanding Sections 6.1(a) and 6.3 or any other provision of the Plan, Participants resident for tax purposes in Australia shall not have the ability to elect to receive a Restricted Share Award in lieu of a Deferred Share Award.

                                                                      Appendix I
                                                                      ----------

                            SPECIAL RULES RELATING TO
                             PARTICIPANTS IN TAIWAN

     In order to comply with laws and regulations of Taiwan and notwithstanding Sections 6.1(a), 6.2(g) and 6.3 or any other provision of the Plan, Participants resident for tax purposes in Taiwan shall not have the ability to elect to defer receipt of distribution of Deferred Share Awards or to elect to receive a Restricted Share Award in lieu of a Deferred Share Award.

--------------------------------------------------------------------------------









                           AMVESCAP GLOBAL STOCK PLAN

              Amended and Restated Effective as of December 1, 2002









--------------------------------------------------------------------------------